Exhibit 3.75

Prescribed by
Bob Taft, Secretary of State	04292-0031
Approved /S/
30 East Broad Street, 14th Floor	Date 11/18/94
Columbus, Ohio 43266-0418	Fee $85*
Form CLP (July 1994)	94112101101

CERTIFICATE OF LIMITED PARTNERSHIP

The undersigned, desiring to form a limited partnership in accordance with Ohio Revised Code Chapter 1782, do hereby certify as follows:

1. The name of the limited partnership shall be	Asset Holdings III, L.P.
(See instruction #1 regarding name)

2. The address of the principal place of business of the partnership shall be:

90 North High Street
	(street and number)

Columbus	Ohio	43215
(city, village or township)	(state)	(zip code)

3. The name and address of the limited partnership’s agent for service of process in Ohio is:

CT Corporation	3810 Carew Tower
(name of agent)	(street and number)

Cincinnati		45202
(city, village or township)		(zip code)

4. The name and business or residence address of each GENERAL PARTNER is:

Name	Address

Asset Holdings Corporation III	c/o J H Management Corporation

One International Place, Rm. 608

Boston, Massachusetts 02110

(If insufficient space to cover this item, please attach additional sheet)

5. The undersigned hereby certify that this limited partnership has been in existence since

N/A ,	and that this certificate is being filed solely to comply with Ohio Revised Code Section 1782.63(A)(1).
(date of filing with county recorder’s office)

The foregoing item 5 is to be completed, and is applicable ONLY IF the subject limited partnership was in existence prior to July 1, 1994. If not applicable, please insert “N/A” in the blank designated for the pre-existing date.

6.	Other provisions (optional):

(If insufficient space for additional provisions, please attach a separate sheet)

IN WITNESS WHEREOF, the undersigned have caused this Certificate to be executed this 15th day of November , 1994.

/s/ Lannhi Tran	/s/ Laurie A. Sullivan
Lannhi Tran, Vice President	Laurie A. Sullivan, Assistant Secretary
Asset Holdings Corporation, III,	Asset Holdings Corporation III, General Partner
General Partner

(If insufficient space for all signatures, please attach a separate sheet containing additional signatures)

INSTRUCTIONS

1. Pursuant to ORC 1782.02, the name of the limited partnership must include the words “Limited Partnership”, “L.P.”, “Limited”, or “Ltd.”, and shall NOT contain the name of a limited partner unless either of the following are true:

a.	It is also the name of a general partner;

b.	the business of the limited partnership had been carried on under that name before the admission of that limited partner.

2. Pursuant to ORC 1782.01(H), a limited partnership must be created by a minimum of two persons. The certificate must be signed by all General Partners.

3. *If this certificate of limited partnership is being filed solely to comply with the provisions of Ohio Revised Code Section 1782.63(A)(1), then no filing fee is required.

Doc ID → 199905300572

Registration #
Approved
Prescribed by	Date
Bob Taft, Secretary of State	Fee $10
30 East Broad Street, 14th Floor
Columbus, Ohio 43266-0418
Form LPA (July 1994)

CERTIFICATE AMENDMENT OF LIMITED PARTNERSHIP

The Certificate of Limited Partnership of
(name of limited partnership)

ASSET HOLDINGS III, L.P.	,

initially filed on	11/18/94	, and filed on		with the Ohio Secretary of
	month day year		month day year

State, and assigned registration number		, is hereby amended as follows:
(registration number)

The name and address of the limited partnership’s agent for service of process in Ohio is: C T Corporation System,

1300 East 9th Street, Cleveland, Ohio 44114

(If insufficient space for the amendment, please attach separate sheet(s))

IN WITNESS WHEREOF, the undersigned have executed this Certificate the 21st day of

/s/ illegible	,	1999.
Asset Holdings Corporation, Its General Partner

Signed:	/s/ R. Douglas Donaldson	Signed:
R. DOUGLAS DONALDSON
Treasurer

Signed:	R. Douglas Donaldson	Signed:

INSTRUCTIONS

1. The certificate of amendment must be signed at least one GENERAL PARTNER and must be signed by each new general partner designed in the certificate of amendment.

2. A certificate of limited partnership MUST be amended within 30 days of the occurrence of any of the following events:

a. a new general partner is admitted;	f. the address of the statutory agent changes

b. a general partner withdraws;	g. the name of the limited partnership changes.

c. the name or identity of the statutory agent changes;

d. the address of the principal place of business of the limited partnership changes;

e. the business is continued pursuant to section 1782.44 of the Revised Code after an event of withdrawal of a general partner;

[Ohio Revised Code Section 1782.09]

RECEIVED FEB 10 1999 SECRETARY OF STATE

SEAL	Prescribed by J. Kenneth Blackwell	Expedite this form ☑ Yes
Please obtain fee amount and mailing instructions from the Forms Inventory List
(using the 3 digit form # located at the bottom of this form). To obtain the Forms
Inventory List or for assistance, please call Customer Service:
Central Ohio: (614)-466-3910 Toll Free: 1-877-SOS-FILE (1-877-767-3453)

RESTATED

CERTIFICATE OF LIMITED PARTNERSHIP

The undersigned do hereby certify that the Certificate of Limited Partnership of

Asset Holdings III, L.P.

(name of limited partnership)

bearing registration number         886487        , is restated as follows:

1.	The name of the limited partnership shall be

Asset Holdings III, L.P.

2.	The address of the principal place of business of the partnership shall be:

1300 Huntington Center, 41 South High Street
(street address)

Columbus	Ohio	43215
(city, township, or village)	(state)	(zip code)

3.	The name and address of the limited partnership’s agent for service of process in Ohio is:

Andrew Service Corporation	1300 Huntington Center, 41 South High Street
(name of agent)	(street and number)

Columbus, Ohio	43215
(city, village or township)	(zip code)

4.	The name and business or residence address of each GENERAL PARTNER is:

Name	Address
Realty Facility Holdings I, L.L.C.	1300 Huntington Center, 41 South High Street, 43215

(If insufficient space to cover this item, please attach additional sheet)

J. Kenneth Blackwell

Secretary of State

5.	Other provisions (optional):

IN WITNESS WHEREOF, the undersigned have caused this Restated Certificate to be executed on         March 31, 2000

REALTY FACILITY HOLDINGS I, L.L.C.

Signed	/s/ Robert F. Gage
Name:	Robert F. Gage, President

	Prescribed by J. Kenneth Blackwell Ohio Secretary of State Central Ohio: (614) 466-3910 Toll Free: 1-877-SOS-FILE (1-877-767-3453)	Expedite this Form (Select One)
Mail Form to one of the Following
		☒ Yes	PO Box 1390
Columbus, OH 43216
***Requires an additional fee of $100***

www.state.oh.us/sos		☐ No	PO Box 1390
e-mail: busserv@sos.state.oh.us			Columbus, OH 43216

Certificate of Amendment / Correction / Restated of

Limited Partnership or Partnership Having Limited

Liability or Disclaimer of General Partner Status

(Domestic or Foreign)

Filing Fee $50.00

THE UNDERSIGNED DESIRING TO FILE A:

(CHECK ONLY THE APPROPRIATE BOX(ES)

(1)	Limited Partnership Domestic				(2)	Limited Partnership Domestic
	☐	Amendment (127-LPA)				☐	Correction (136-FCR)
	☒	Restated (162-LPR)
(Home State/Country)

(4)	Partnership Having Limited Liability				(4)	☐	Cancellation of Disclaimer of General Partnership
	☐	Domestic	☐	Foreign			Status (130-LPS)
	☐	Correction (177-PLL)
	☐	Restated (178-PLL)

Complete the general information in this section for the box checked above.

Name of Partnership	ASSET HOLDINGS III, LP

Registration No.	886487

Date Registered with	March 31, 2000	Original	November 18, 1994
Ohio Secretary of State	Date	Registration Date	Date

Complete the Information in this section if Restated is checked in box (1). If Amendment is checked, complete the information that applies

The name of the limited partnership shall be

ASSET HOLDINGS III, LP
The address of the principal place of business of the partnership shall be:

13085 HAMILTON CROSSING BLVD. SUITE 500
(street address) NOTE: P.O. Box Addresses are not Acceptable.

CARMEL	IN	46032
city, township, or village	state	(zip code)

Last revised: May 2002

Complete the Information in this section if Restated is checked in box (1). If Amendment is checked, complete the information that applies cont.

The name and business or residence address of each GENERAL PARTNER is: (if insufficient space to cover this item, please attach additional sheet)

Name	Address NOTE: P.O. Box Addresses are not Acceptable.

ADESA Inc.	13085 Hamilton Crossing Blvd. Suite 500, Carmel, IN 46032

Other provisions (optional):

Complete the Information in this section if box (2) is checked.

A Foreign Limited Partnership does hereby certify that the following statement contained in said limited partnership application for registration was false or inaccurate, and that such statement is to be corrected as follows:

The false or inaccurate statement is:

The correct or accurate statement is:

Complete the Information in this section if Restated is checked in box (3). If Correction is checked, complete the information that applies

The name of the partnership shall be

Please complete the following appropriate section (either item A or B):

A: The address of the partnership’s principal office in Ohio is:

(street address)	NOTE: P.O. Box Addresses are not acceptable.

, Ohio
(city, township, or village		(Zip Code)

(If the partnership doest not have a principal office in Ohio, then item B and item C must completed)
B: The address of the partnership’s principal office (Non-Ohio):

(street address)	NOTE: P.O. Box Addresses are not Acceptable.

(city, township, or village	(state)	(Zip Code)

C: The name and address of a statutory agent for service of process in Ohio is as follows:

(name of agent).

(street address)	NOTE: P.O. Box Addresses are NOT Acceptable.

, Ohio
(city, township, or village		(Zip Code)

If this is a Foreign Limited Liability Partnership, please indicate the state or jurisdiction in which it has been created:

(Please note, the above item must only be completed if the Partnership Having Limited Liability is a Foreign Partnership Having Limited Liability.)

The business which the partnership engages in is:

Complete the information in this section if box (4) is checked

The date the Certificate of General Partner Status in question was filed on:
(date)

The name of the person/entity in the Certificate of Disclaimer of General Partner Status filed on the date referenced in the line above is:

REQUIRED
Must be authenticated (signed) by an authorized representative (See instructions)	/s/ Michelle L. Mallon,	June 21, 2005
	Authorized Representative	Date

Michelle L. Mallon, Assistant Secretary
Print Name

ADESA, Inc.
13085 HAMILTON XING BLVD. Carmel, IN 46032